     As filed with the Securities and Exchange Commission on June 30, 2000

                                                            File No. 333-37336

--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                          --------------------------

             Delaware                                     DDi CORP.                              06-1576013
   (State or Other Jurisdiction    (Exact name of registrant as specified in its charter)     (I.R.S. Employer
of Incorporation or Organization)                                                            Identification No.)

                     1220 Simon Circle, Anaheim, CA 92806
                                (714) 688-7200
                   (Address of Principal Executive Offices)

                          2000 EQUITY INCENTIVE PLAN
                         EMPLOYEE STOCK PURCHASE PLAN
                   1997 DETAILS, INC. EQUITY INCENTIVE PLAN
                 DETAILS, INC. 1996 EMPLOYEE STOCK OPTION PLAN
               DETAILS, INC. 1996 PERFORMANCE STOCK OPTION PLAN
        DETAILS HOLDINGS CORP.-DYNAMIC CIRCUITS 1996 STOCK OPTION PLAN
        DETAILS HOLDINGS CORP.-DYNAMIC CIRCUITS 1997 STOCK OPTION PLAN
                         ----------------------------
                           (Full Title of the Plans)


                                Joseph P. Gisch
                  Vice President and Chief Financial Officer
                                   DDi Corp.
                               1220 Simon Circle
                               Anaheim, CA 92806
                                (714) 688-7200
                    ---------------------------------------
(Name, Address and Telephone Number, including Area Code, of Agent for Service)

                                CALCULATION OF REGISTRATION FEE
====================================================================================================
     Title Of             Amount         Proposed Maximum      Proposed Maximum       Amount Of
 Securities To Be         To Be         Offering Price Per    Aggregate Offering     Registration
    Registered          Registered           Share/(1)/            Price/(2)/           Fee/(3)/
----------------------------------------------------------------------------------------------------
Common Stock, Par
 Value $0.01         7,598,588 shares          $0.34-$21.79            $94,748,172      $25,013.52
====================================================================================================

(1) The offering price for shares subject to options on the date hereof is the actual exercise price of such options. Of the 7,598,588 shares to be registered hereunder, 104,708 are subject to options at an exercise price of $0.34 per share, 180,266 are subject to options at an exercise price of $0.56 per share, 58,123 are subject to options at an exercise price of $1.78 per share, 413,439 are subject to options at an exercise price of $2.44 per share, 701,980 are subject to options at an exercise price of $12.00 per share, 913,352 are subject to options at an exercise price of $12.64 per share, 1,089,600 are subject to options at an exercise price of $14.00 per share, and 378,700 are subject to options at an exercise price of $21.79 per share. The offering price for the remaining 3,758,420 shares not subject to options on the date hereof (including 1,450,000 shares eligible for issuance under the Employee Stock Purchase Plan) of $13.31 per share has been estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of DDi Corp. Common Stock, par value $0.01 per share, reported on the Nasdaq National Market on May 12, 2000. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Employee Stock Purchase Plan described herein.

(2) The maximum aggregate offering price consists of $35,600.72 payable in respect of 104,708 shares subject to options at an exercise price of $0.34 per share, $100,948.96 payable in respect of 180,266 shares subject to options at an exercise price of $0.56 per share, $103,458.94 payable in respect of 58,123 shares subject to options at an exercise price of $1.78 per share, $1,008,791.16 payable in respect of 413,439 shares subject to options at an exercise price of $2.44 per share, $8,423,760.00 payable in respect of 701,980 shares subject to options at an exercise price of $12.00 per share, $11,544,769.28 payable in respect of 913,352 shares subject to options at an exercise price of $12.64 per share, $15,254,400 payable in respect of 1,089,600 shares subject to options at an exercise price of $14.00 per share, $8,251,873 payable in respect of 378,700 shares subject to options at an exercise price of $21.79 per share, plus $50,024,570.20 payable in respect of 3,758,420 shares not subject to options on the date hereof.

(3) $25,013.52 was paid as of May 18, 2000.


                          Exhibit Index on Page II-6
                              Page 1 of 6_ Pages.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

         DDi Corp. (the "Registrant" or the "Company") hereby incorporates the following documents herein by reference:

         (a) The Registrant's latest prospectus filed pursuant to Rule 424(b) under the Securities Act, as filed with the Securities and Exchange Commission (the "Commission") on April 11, 2000 and the post-effective amendment to the Registrant's Registration Statement on Form S-1, as filed with the Commission on April 14, 2000.

         (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, as filed with the Commission pursuant to Section 13 under the Exchange Act, on May 15, 2000.

         (c)  Not applicable.

         All documents subsequently filed by the Registrant pursuant to Section 13(a), Section 13(c), Section 14 and Section 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference from the date of filing of such documents.

Item 4.  Description of Securities.
         -------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.
         --------------------------------------

         The validity of the shares of common stock registered in this Registration Statement will be passed upon for the Registrant by Ropes & Gray, Boston, Massachusetts. Some partners of Ropes & Gray are members of RGIP LLC, which owned 66,318 shares of common stock as of December 31, 1999. RGIP is also an investor in some of the investment funds affiliated with Bain Capital, Inc., and some of these funds are stockholders of the Registrant.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

         The Registrant's Certificate of Incorporation provides that the Registrant's directors shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liabilities is not permitted under the Delaware General Corporation Law as in effect at the time such liability is determined. The Registrant's By-Laws provide that the Registrant shall indemnify its directors to the full extent permitted by the laws of the State of Delaware.

Item 7.  Exemption From Registration Claimed.
         -----------------------------------

         Not applicable.

Item 8.  Exhibits.
         --------

         Exhibit

         4.1 2000 Equity Incentive Plan (Previously filed as Exhibit 10.8 to the Registration Statement on Form S-1, as amended, No. 333-95623).

         4.2 Employee Stock Purchase Plan (Previously filed as Exhibit 10.37 to the Registration Statement on Form S-1, as amended, No. 333-95623).

         4.3   1997 Details, Inc. Equity Incentive Plan (Previously filed as
               Exhibit 10.7 to the Registration Statement on Form S-4, as amended, of the Registrant's subsidiary, DDi Capital Corp. No. 333-41187).

         4.4 Details Holdings Corp.-Dynamic Circuits 1996 Stock Option Plan dated as of July 23, 1998 (Previously filed as Exhibit 10.6 to the Annual Report on Form 10-K of the Registrant's subsidiaries, DDi Capital Corp. and Dynamic Details, Incorporated for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-41211).

         4.5 Details Holdings Corp.-Dynamic Circuits 1997 Stock Option Plan dated as of July 23, 1998 (Previously filed as Exhibit 10.7 to the Annual Report on Form 10-K of the Registrant's subsidiaries, DDi Capital Corp. and Dynamic Details, Incorporated for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-41211).

         4.6 Details, Inc. 1996 Employee Stock Option Plan dated as of December 31, 1996 (Previously filed as Exhibit 10.6 to the Registration Statement on Form S-4 filed on November 26, 1997, File No. 333-41211).

         4.7 Details, Inc. 1996 Performance Stock Option Plan dated as of January 31, 1996 (Previously filed as Exhibit 10.7 to the Registration Statement on Form S-4 filed on November 26, 1997, File No. 333-41211).

         5.    Opinion of Ropes & Gray.

         23.1. Consent of Ropes & Gray (See Exhibit 5).

         23.2. Consent of PricewaterhouseCoopers LLP (Previously filed).

         24.   Power of Attorney (Included on Signature Page previously filed).

Item 9.  Undertakings.
         ------------

         (a)   The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                    (iii) To include any material information with respect to
                          the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in this Registration Statement;

               provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or
               Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Anaheim, California on this the 28th day of June, 2000.

                                    DDi Corp.


                                    By:   /s/ JOSEPH P. GISCH
                                        -------------------------------
                                    Name:   Joseph P. Gisch
                                    Title:  Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     Signatures                    Title                     Date
     ----------                    -----                     ----

         *                 President, Chief Executive    June 30, 2000
-------------------------
Bruce D. McMaster          Officer (Principal Executive
                           Officer) and Director

/S/ JOSEPH P. GISCH        Chief Financial Officer       June 30, 2000
-------------------------
Joseph P. Gisch            (Principal Financial
                           and Accounting Officer)

         *                 Director                      June 30, 2000
-------------------------
Prescott Ashe


         *                 Director                      June 30, 2000
-------------------------
Christopher Behrens


         *                 Director                      June 30, 2000
-------------------------
Mark R. Benham


         *                 Director                      June 30, 2000
-------------------------
Edward W. Conard


         *                 Director                      June 30, 2000
-------------------------
Charles D. Dimick

         *                 Director                      June 30, 2000
-------------------------
David Dominik

         *                 Director                      June 30, 2000
-------------------------
Stephen G. Pagliuca

         *                 Director                      June 30, 2000
-------------------------
Stephen M. Zide


     *See Power of Attorney executed by each such officer and/or director on the Registration Statement on Form S-8 previously filed with the SEC on May 18, 2000, appointing Bruce D. McMaster and Joseph P. Gisch, and each of them singly, as true and lawful attorney-in-fact and agent with full power to sign this and all amendments (including post-effective amendments) to this Registration Statement.

EXHIBIT INDEX

Number  Title of Exhibit
------  ----------------

        Exhibit

        4.1 2000 Equity Incentive Plan (Previously filed as Exhibit 10.8 to the Registration Statement on Form S-1, as amended, No. 333-95623).

        4.2 Employee Stock Purchase Plan (Previously filed as Exhibit 10.37 to the Registration Statement on Form S-1, as amended, No. 333-95623).

        4.3    1997 Details, Inc. Equity Incentive Plan (Previously filed as
               Exhibit 10.7 to the Registration Statement on Form S-4, as amended, of the Registrant's subsidiary, DDi Capital Corp. No. 333-41187).

        4.4 Details Holdings Corp.-Dynamic Circuits 1996 Stock Option Plan dated as of July 23, 1998 (Previously filed as Exhibit 10.6 to the Annual Report on Form 10-K of the Registrant's subsidiaries, DDi Capital Corp. and Dynamic Details, Incorporated for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-41211).

        4.5 Details Holdings Corp.-Dynamic Circuits 1997 Stock Option Plan dated as of July 23, 1998 (Previously filed as Exhibit 10.7 to the Annual Report on Form 10-K of the Registrant's subsidiaries, DDi Capital Corp. and Dynamic Details, Incorporated for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-41211).

        4.6 Details, Inc. 1996 Employee Stock Option Plan dated as of December 31, 1996 (Previously filed as Exhibit 10.6 to the Registration Statement on Form S-4 filed on November 26, 1997, File No. 333-41211).

        4.7 Details, Inc. 1996 Performance Stock Option Plan dated as of January 31, 1996 (Previously filed as Exhibit 10.7 to the Registration Statement on Form S-4 filed on November 26, 1997, File No. 333-41211).

        5      Opinion of Ropes & Gray.

        23.1   Consent of Ropes & Gray (See Exhibit 5).

        23.2   #  Consent of PricewaterhouseCoopers LLP.

        24     #  Power of Attorney (Included on Signature Page).

        #Previously filed